UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 6, 2016

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Continental Plaza - 6th Floor
433 Hackensack Avenue
                        Hackensack, New Jersey 07601
(Address of Principal Executive Offices)  (Zip Code)

                                      (201) 968-9797
(Registrant's Telephone Number, Including Area Code)

                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.03      Bankruptcy or Receivership

On July 6, 2016, SignalShare LLC (the "Company"), a wholly-owned subsidiary of Roomlinx,  Inc. (the "Registrant"), which is dormant and has no employees filed a voluntary petition (the "Bankruptcy Petition") under Chapter 7 of the United States Bankruptcy Code (the "Code") in the U.S. Bankruptcy Court for the District of New Jersey. The Chapter 7 filing was made following the Company's inability to reach a settlement of litigation with NFS Leasing, Inc. ("NFS").  In January 2016, NFS sued the Company and Signal Point Holdings Corp. ("SPHC") a second wholly-owned subsidiary of the Registrant.  Pursuant to an Intercreditor Modification and Settlement Agreement dated as of March 13, 2015, by and among NFS, SPHC, the Company and the Company's senior Lenders,  such Intercreditor Agreement excluded any  security interest in the  Registrant or the subsidiaries of SPHC.  As such, it is the Company's position in legal proceedings with NFS that irrespective of how the NFS lawsuit gets resolved, that the only collateral are the assets of SignalShare which is now in Chapter 7 Bankruptcy Proceedings and as such does not affect the ongoing business and business development in other subsidiaries of the Company.

Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The filing of the Bankruptcy Petition described in Item 1.03 above, did not constitute an event of default that accelerated the payment of any of the Debtors' obligations other than to NFS.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 8,  2016, the Board of Directors of the Company elected Aaron Dobrinsky, currently Chairman of the Board, to the position of President and Christopher Broderick, currently Chief Operating Officer and Secretary to the vacant position of Treasurer.

Certain statements contained in this Report may be deemed to be forward-looking statements under the Federal securities laws.  The Company intends that all such forward-looking statements be subject to the safe harbor created under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.

Item 9.01      Financial Statements and Exhibits

None

SIGNATURE PAGE TO FOLLOW

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2016	ROOMLINX, INC.

By: /s/ Christopher Broderick
Name: Christopher Broderick
Title: Chief Operating Officer